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                                                                    EXHIBIT 21.1

MatrixOne Subsidiaries

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Subsidiary Incorporation            Name & Location
------------------------            ---------------
Germany                             MatrixOne GmbH
                                    Fraunhoferstrasse 7
                                    D-85737 Ismaning
                                    Germany
                                    PH: +49 (0) 89-960948-0
                                    FX: +49 (0) 89-960948-99
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France                              MatrixOne SARL
                                    Espace Technologique de Saint-Aubin
                                    Immeuble Apollo
                                    SAINT-AUBIN,
                                    91195 GIF sur Yvette Cedex
                                    France
                                    PH: +33-1-69-33-1970
                                    FX: +33-1-69-41-8293
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United Kingdom                      MatrixOne Limited
                                    Trinity Court, Wokingham Road
                                    Bracknell
                                    Berkshire RG42 1PL
                                    United Kingdom
                                    PH: +44 (0) 1344 668 012
                                    FX: +44 (0) 1344 668 164
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Netherlands                         MxOne B.V.
                                    Amsteldijk 166
                                    NL-1079 LH Amsterdam
                                    The Netherlands
                                    PH: +31 203010 930
                                    FX: +31 203010 939
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Austria                             MatrixOne GmbH
                                    Matthaus-Much-StraBe 7
                                    A-5310 Mondsee
                                    Austria
                                    PH: +43 6232 7710-0
                                    FX: +43 6232 7710-77
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Italy                               MatrixOne S.r.l.
                                    Via Grosio 10/10
                                    20131 Milano
                                    Italy
                                    PH: +39 02 3343061
                                    FX: +39 02 33430645
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Japan                               MatrixOne K.K.
                                    Worldwide Center 3F
                                    1-13 Sanbancho
                                    Chiyoda-ku
                                    Tokyo  102-0075
                                    Japan
                                    PH: +81-3-5210-0011
                                    FX: +81-3-5210-0013
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MatrixOne Subsidiaries - Continued
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Subsidiary Incorporation            Name & Location
------------------------            ---------------
Canada                              MatrixOne Canada Corp.
                                    190 Robert Speck Parkway
                                    Suite 118
                                    Mississauga, On L4Z 3K3
                                    PH: (905) 275-2517
                                    FX: (905) 273-6659
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Singapore                           MatrixOne Asia Pte Ltd
                                    3 Temasek Avenue
                                    Level 21, Centennial Tower
                                    Regus Centre
                                    Singapore 039190
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Delaware (U.S.)                     Adra Systems, Inc.
                                    Two Executive Drive
                                    Chelmsford, MA 01824
                                    PH: (978) 322-2000
                                    FX: (978) 452-6820
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Delaware (U.S.)                     MatrixOne Securities Corporation
                                    Two Executive Drive
                                    Chelmsford, MA 01824
                                    PH: (978) 322-2000
                                    FX: (978) 452-6820
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